EXHIBIT 10.14


          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of March 31, 1998 (the "First Amendment"), between OMNI ENERGY SERVICES CORP., a Louisiana corporation ("Omni"), AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI MARINE & SUPPLY, INC., a Louisiana corporation ("Marine"), and HIBERNIA NATIONAL BANK, a national banking association ("Bank").

                           W I T N E S S E T H:

     WHEREAS, Omni, Aviation, Marine, and Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, (the "Loan Agreement"), pursuant to which Bank established in favor of Omni certain credit facilities consisting of Acquisition Loans, Revolving Loans, and a Term Loan.

     WHEREAS, the Loans by Bank to Omni are guaranteed, IN SOLIDO, by Aviation and Marine, as the Guarantors; and

     WHEREAS, the parties desire to amend and supplement the Loan Agreement to revise the definition of the term "EBITDA".

     NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

     1.   DEFINED TERMS.   Capitalized  terms used herein which are defined
in the Loan Agreement are used herein with such defined meanings.

     2. DEFINED TERMS REVISION. The definition of the term "EBITDA" appearing in Section 1.1 on page 4 of the Loan Agreement is hereby deleted and restated as follows:

               "EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization, less dividends or distributions. To calculate EBITDA for calendar quarters ending prior to December 31, 1998, net income for the four (4) calendar quarters shall be annualized.

     3. REPRESENTATION: NO DEFAULT. On and as of the effective date hereof, and after giving effect to this First Amendment, Omni and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this First Amendment. Omni and the Guarantors also represent and warrant that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

     4. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of Omni to Bank.

     5. PAYMENT OF EXPENSES. Omni agrees to pay or reimburse Bank for all legal fees and expenses of counsel to Bank in connection with the transactions contemplated by this First Amendment.

     6. WAIVER OF DEFENSES. In consideration of the Bank's execution of this First Amendment, Omni and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness owed by any of them to the Bank that may exist as of the date of execution of this First Amendment.

     7. AMENDMENTS. THE LOAN AGREEMENT AND THIS FIRST AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, OMNI, MARINE, AND AVIATION. THE LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN OMNI, AVIATION, MARINE, AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY OMNI, AVIATION, MARINE AND THE BANK.

     8. GOVERNING LAW: COUNTERPARTS. This First Amendment shall be governed by and construed in accordance with the laws of the State of
Louisiana. This First Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     9.   CONTINUED EFFECT.   Except as expressly modified herein, the Loan
Agreement shall continue in full force and effect. The Loan Agreement as amended herein is hereby ratified and confirmed by the parties hereto.

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     IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  First
Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.


                              OMNI ENERGY SERVICES CORP.


                              By:_____________________________________
                                   Name:  David E. Crays
                                   Title:  CFO and Vice President


                              AMERICAN AVIATION L.L.C.
                              BY: OMNI ENERGY SERVICES CORP.,
                                      AS SOLE MEMBER


                              By:_____________________________________
                                 Name:  David E. Crays
                                 Title:  CFO and Vice President


                              OMNI MARINE & SUPPLY, INC.


                              By:____________________________________
                                   Name:  David E. Crays
                                   Title:  CFO and Vice President


                              HIBERNIA NATIONAL BANK


                              By:_____________________________________
                                   Name:  Tammy M. Angelety
                                   Title:  Assistant Vice President






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